EXHIBIT 99.1

AssetMark Reports $91.5B Platform Assets for Fourth Quarter 2022

CONCORD, Calif., February 22, 2023 (GLOBE NEWSWIRE) — AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced financial results for the quarter and full year ended December 31, 2022.

Fourth Quarter 2022 Financial and Operational Highlights

•	Net income for the quarter was $25.6 million, or $0.35 per share.
•	Adjusted net income for the quarter was $34.3 million, or $0.46 per share, on total revenue of $164.1 million.
•	Adjusted EBITDA for the quarter was $52.9 million, or 32.2% of total revenue.
•

Platform assets decreased 2.2% year-over-year to $91.5 billion. Quarter-over-quarter platform assets were up 15.2%, due to adding $6.9 billion from the acquisition of Adhesion Wealth, market impact net of fees of $4.3 billion, and quarterly net flows of $908 million.

•	Annual net flows as a percentage of beginning-of-year platform assets were 6.0%.
•

More than 17,900 new households and 143 new producing advisors joined the AssetMark platform during the fourth quarter. In total, as of December 31, 2022, there were over 9,200 advisors (approximately 2,900 were engaged advisors) and over 241,000 investor households on the AssetMark platform.

•	We realized an 14.1% annualized production lift from existing advisors for the fourth quarter, indicating that advisors continued to grow organically and increase wallet share on our platform.

“AssetMark continued its evolution from a TAMP to a holistic, full-service wealth management platform oriented around what advisors need to deliver resilient investor outcomes while successfully growing their practices. In 2022, we served more advisors and investors than ever before, supporting over 9,200 advisors who used our platform to help more than 241,000 investor households. We achieved record financial and operational results and matched our all-time high in our annual Net Promoter Score. Despite a challenging macro-environment, we truly made a difference in the lives of our advisors and their clients. 2022 was a strong year at AssetMark,” said Natalie Wolfsen, CEO of AssetMark. “We are well positioned to help our advisors grow in 2023 and beyond, which in turn will help AssetMark grow. I could not be more excited about the opportunity ahead.”

Fourth Quarter 2022 Key Operating Metrics

4Q22	4Q21	Variance per year
Operational metrics:			
Platform assets (at period-beginning) (millions of dollars)	79,382	86,826	(8.6%)
Net flows (millions of dollars)	908	2,949	(69.2%)
Market impact net of fees (millions of dollars)	4,284	3,713	15.4%
Acquisition impact (millions of dollars)	6,896	-	NM
Platform assets (at period-end) (millions of dollars)	91,470	93,488	(2.2%)
Net flows lift (% of beginning of year platform assets)	1.0%	4.0%	(300 bps)
Advisors (at period-end)	9,297	8,649	7.5%
Engaged advisors (at period-end)	2,882	2,858	0.8%
Assets from engaged advisors (at period-end) (millions of dollars)	83,803	86,385	(3.0%)
Households (at period-end)	241,053	209,900	14.8%
New producing advisors	143	215	(33.5%)
Production lift from existing advisors (annualized %)	14.1%	24.6%	(1,050 bps)
Assets in custody at ATC (at period-end) (millions of dollars)	66,169	71,320	(7.2%)
ATC client cash (at period-end) (millions of dollars)	3,541	2,932	20.7%
Financial metrics:			
Total revenue (millions of dollars)	164	144	14.3%
Net income (millions of dollars)	25.6	12.4	107.2%
Net income margin (%)	15.6%	8.6%	700 bps
Capital expenditure (millions of dollars)	11.3	8.0	41.0%
Non-GAAP financial metrics:			
Adjusted EBITDA (millions of dollars)	52.9	38.3	38.0%
Adjusted EBITDA margin (%)	32.2%	26.7%	550 bps
Adjusted net income (millions of dollars)	34.3	24.7	38.9%

Note: Percentage variance based on actual numbers, not rounded results

All metrics include Adhesion data, except "New producing advisors," "Production lift from existing advisors" and ATC related metrics

Full Year 2022 Key Operating Metrics

2022	2021	Variance per year
Operational metrics:			
Platform assets (at period-beginning) (millions of dollars)	93,488	74,520	25.5%
Net flows (millions of dollars)	5,612	9,934	(43.5%)
Market impact net of fees (millions of dollars)	(14,526)	9,034	NM
Acquisition impact (millions of dollars)	6,896	-	NM
Platform assets (at period-end) (millions of dollars)	91,470	93,488	(2.2%)
Net flows lift (% of beginning of year platform assets)	6.0%	13.3%	(730 bps)
Advisors (at period-end)	9,297	8,649	7.5%
Engaged advisors (at period-end)	2,882	2,858	0.8%
Assets from engaged advisors (at period-end) (millions of dollars)	83,803	86,385	(3.0%)
Households (at period-end)	241,053	209,900	14.8%
New producing advisors	690	811	(14.9%)
Production lift from existing advisors (annualized %)	16.3%	24.2%	(790 bps)
Assets in custody at ATC (at period-end) (millions of dollars)	66,169	71,320	(7.2%)
ATC client cash (at period-end) (millions of dollars)	3,541	2,932	20.7%
Financial metrics:			
Total revenue (millions of dollars)	618	530	16.6%
Net income (millions of dollars)	103.3	25.7	302.3%
Net income margin (%)	16.7%	4.8%	1,190 bps
Capital expenditure (millions of dollars)	38.6	34.7	11.5%
Non-GAAP financial metrics:			
Adjusted EBITDA (millions of dollars)	199.7	157.2	27.0%
Adjusted EBITDA margin (%)	32.3%	29.6%	270 bps
Adjusted net income (millions of dollars)	130.5	103.3	26.3%

Note: Percentage variance based on actual numbers, not rounded results

All metrics include Adhesion data, except "New producing advisors," "Production lift from existing advisors" and ATC related metrics

Webcast and Conference Call Information

AssetMark will host a live conference call and webcast to discuss its fourth quarter 2022 results. In conjunction with this earnings press release, AssetMark has posted an earnings presentation on its investor relations website at http://ir.assetmark.com. Conference call and webcast details are as follows:

•	Date: February 22nd, 2023
•	Time: 2:00 p.m. PT; 5:00 p.m. ET

•

Phone: Listeners can pre-register for the conference call here: https://www.netroadshow.com/events/login?show=5acca13d&confId=46295. Upon registering, you will be provided with participant dial-in numbers, passcode and unique registrant ID. In the 10 minutes prior to the call start time, you may use the conference access information (dial in number, direct event passcode and registrant ID) provided in the confirmation email received at the point of registering to join the call directly.

•

Webcast: http://ir.assetmark.com. Please access the website 10 minutes prior to the start time. The webcast will be available in recorded form at http://ir.assetmark.com for 14 days from February 22nd, 2023.

About AssetMark Financial Holdings, Inc.

AssetMark is a leading provider of extensive wealth management and technology solutions that power independent financial advisors and their clients. Through AssetMark, Inc., its investment advisor subsidiary registered with the Securities and Exchange Commission, AssetMark operates a platform that comprises fully integrated technology, personalized and scalable service and curated investment platform solutions designed to make a difference in the lives of advisors and their clients. AssetMark had $91.5 billion in platform assets as of December 31, 2022 and has a history of innovation spanning more than 25 years.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including our business strategies, our operating and financial performance and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information will be set forth in our Annual Report on Form 10-K for the year ended December 31, 2022, which is expected to be filed in mid-March. All information provided in this release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands except share data and par value)

	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$123,274	$76,707
Restricted cash	13,000	13,000
Investments, at fair value	13,714	14,498
Fees and other receivables, net	20,082	9,019
Income tax receivable, net	265	6,276
Prepaid expenses and other current assets	16,870	14,673
Total current assets	187,205	134,173
Property, plant and equipment, net	8,495	8,015
Capitalized software, net	89,959	73,701
Other intangible assets, net	694,627	695,093
Operating lease right-of-use assets	22,002	22,469
Goodwill	487,225	447,864
Other assets	13,417	2,090
Total assets	$1,502,930	$1,383,405
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,624	$2,613
Accrued liabilities and other current liabilities	69,196	56,249
Total current liabilities	73,820	58,862
Long-term debt, net	112,138	115,000
Other long-term liabilities	15,185	16,468
Long-term portion of operating lease liabilities	27,924	28,316
Deferred income tax liabilities, net	147,497	155,373
Total long-term liabilities	302,744	315,157
Total liabilities	376,564	374,019
Commitments and contingencies	—	—
Stockholders' equity:
Common stock, $0.001 par value (675,000,000 shares authorized and 73,847,596 and 73,562,717 shares issued and outstanding as of December 31, 2022 and 2021, respectively)	74	74
Additional paid-in capital	942,946	929,070
Retained earnings	183,503	80,242
Accumulated other comprehensive loss	(157)	—
Total stockholders' equity	1,126,366	1,009,386
Total liabilities and stockholders' equity	$1,502,930	$1,383,405

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Income

(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue:
Asset-based revenue	$124,684	$137,533	$534,182	$512,188
Spread-based revenue	33,144	2,055	63,409	8,568
Subscription-based revenue	3,317	3,209	13,020	6,381
Other revenue	2,988	787	7,695	3,162
Total revenue	164,133	143,584	618,306	530,299
Operating expenses:
Asset-based expenses	35,671	40,227	154,100	150,836
Spread-based expenses	4,994	367	8,182	1,427
Employee compensation	44,478	45,901	166,330	196,701
General and operating expenses	24,173	20,342	90,122	72,941
Professional fees	8,082	7,464	25,186	21,813
Depreciation and amortization	8,008	8,080	31,149	37,929
Total operating expenses	125,406	122,381	475,069	481,647
Interest expense	2,313	953	6,520	3,559
Other expenses, net	(238)	24	(43)	106
Income before income taxes	36,652	20,226	136,760	44,987
Provision for income taxes	11,059	7,875	33,499	19,316
Net income	25,593	12,351	103,261	25,671
Change in fair value of convertible notes receivable, net	(157)	—	(157)	—
Net comprehensive income	$25,436	$12,351	$103,104	$25,671
Net income (loss) per share attributable to common stockholders:
Basic	$0.35	$0.18	$1.40	$0.36
Diluted	$0.35	$0.17	$1.40	$0.35
Weighted average number of common shares outstanding, basic	73,847,371	73,242,802	73,724,341	72,137,174
Weighted average number of common shares outstanding, diluted	73,943,318	73,441,555	73,872,828	72,399,213

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$25,593	$12,351	$103,261	$25,671
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,008	8,080	31,149	37,929
Interest expense, net	(66)	160	541	700
Deferred income taxes	(6,673)	(1,788)	(6,673)	(1,562)
Share-based compensation	3,780	5,558	13,876	53,637
Debt acquisition cost write-down	—	—	130	—
Changes in certain assets and liabilities:
Fees and other receivables, net	(3,380)	757	(10,718)	163
Receivables from related party	—	—	568	(91)
Prepaid expenses and other current assets	(4,386)	(2,406)	2,346	2,460
Accounts payable, accrued liabilities and other liabilities	12,412	7,486	(252)	7,500
Income tax receivable, net	9,414	4,878	6,073	2,570
Net cash provided by operating activities	44,702	35,076	140,301	128,977
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Adhesion, net of cash received	(43,861)	—	(43,861)	—
Purchase of Voyant, net of cash received	—	75	—	(124,161)
Purchase of convertible notes receivable	(1,700)	—	(10,300)	—
Purchase of investments	(481)	(569)	(2,692)	(3,004)
Sale of investments	534	660	918	833
Purchase of property and equipment	(1,621)	(855)	(3,061)	(1,507)
Purchase of computer software	(9,947)	(7,129)	(35,996)	(33,145)
Net cash used in investing activities	(57,076)	(7,818)	(94,992)	(160,984)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt, net	—	—	122,508	—
Payments on revolving credit facility	—	—	(115,000)	(35,000)
Payments on long-term debt	(1,562)	—	(6,250)	—
Proceeds from credit facility draw down	—	—	—	75,000
Proceeds from exercise of stock options	—	1	—	95
Net cash provided by (used in) financing activities	(1,562)	1	1,258	40,095
Net change in cash, cash equivalents, and restricted cash	(13,936)	27,259	46,567	8,088
Cash, cash equivalents, and restricted cash at beginning of period	150,210	62,448	89,707	81,619
Cash, cash equivalents, and restricted cash at end of period	$136,274	$89,707	$136,274	$89,707
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net	$7,461	$3,819	$33,637	$19,796
Interest paid	$1,373	$958	$4,087	$2,828
Non-cash operating, investing, and financing activities:
Non-cash changes to right-of-use assets	$379	$2,109	$3,775	$933
Non-cash changes to lease liabilities	$379	$2,109	$3,775	$933
Common stock issued in acquisition of business	$—	$—	$—	$24,910

Explanations and Reconciliations of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe adjusted EBITDA, adjusted EBITDA margin and adjusted net income, all of which are non-GAAP measures, are useful in evaluating our performance. We use adjusted EBITDA, adjusted EBITDA margin and adjusted net income to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that such non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, such non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted EBITDA and adjusted EBITDA margin are useful financial metrics in assessing our operating performance from period to period because they exclude certain items that we believe are not representative of our core business, such as certain material non-cash items and other adjustments such as share-based compensation, strategic initiatives and reorganization and integration costs. We believe that adjusted EBITDA and adjusted EBITDA margin, viewed in addition to, and not in lieu of, our reported GAAP results, provide useful information to investors regarding our performance and overall results of operations for various reasons, including:

•	non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance; and
•

costs associated with acquisitions and the resulting integrations, debt refinancing, restructuring, litigation and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance.

We use adjusted EBITDA and adjusted EBITDA margin:

•	as measures of operating performance;
•	for planning purposes, including the preparation of budgets and forecasts;
•	to allocate resources to enhance the financial performance of our business;
•	to evaluate the effectiveness of our business strategies;
•	in communications with our board of directors concerning our financial performance; and
•	as considerations in determining compensation for certain employees.

Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and should not be considered in isolation to, or as substitutes for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted EBITDA and adjusted EBITDA margin do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect changes in, or cash requirements for, working capital needs;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect interest expense on our debt or the cash requirements necessary to service interest or principal payments; and
•

the definitions of adjusted EBITDA and adjusted EBITDA margin can differ significantly from company to company and as a result have limitations when comparing similarly titled measures across companies.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted EBITDA for the three months and years ended December 31, 2022 and 2021 (unaudited).

	Three Months Ended December 31,		Three Months Ended December 31,
(in thousands except for percentages)	2022	2021	2022	2021
Net income	$25,593	$12,351	15.6%	8.6%
Provision for income taxes	11,059	7,875	6.7%	5.5%
Interest income	(1,557)	(21)	(1.0)%	—
Interest expense	2,313	953	1.4%	0.7%
Amortization/depreciation	8,008	8,080	4.9%	5.6%
EBITDA	$45,416	$29,238	27.6%	20.4%
Share-based compensation(1)	3,780	5,558	2.3%	3.9%
Reorganization and integration costs(2)	1,818	2,722	1.1%	1.9%
Acquisition expenses(3)	2,098	446	1.3%	0.3%
Business continuity plan (4)	(173)	324	(0.1)%	0.2%
Other (income) expense	(60)	24	—	—
Adjusted EBITDA	$52,879	$38,312	32.2%	26.7%

	Year Ended December 31,		Year Ended December 31,
(in thousands except for percentages)	2022	2021	2022	2021
Net income	$103,261	$25,671	16.7%	4.8%
Provision for income taxes	33,499	19,316	5.4%	3.6%
Interest income	(2,664)	(137)	(0.4)%	—
Interest expense	6,520	3,559	1.1%	0.7%
Amortization/depreciation	31,149	37,929	5.0%	7.2%
EBITDA	$171,765	$86,338	27.8%	16.3%
Share-based compensation(1)	13,876	53,637	2.2%	10.1%
Reorganization and integration costs(2)	10,418	10,816	1.7%	2.0%
Acquisition expenses(3)	3,411	5,682	0.6%	1.1%
Business continuity plan (4)	61	460	—	0.1%
Office closures(5)	—	167	—	—
Other (income) expense	135	106	—	—
Adjusted EBITDA	$199,666	$157,206	32.3%	29.6%

(1)

“Share-based compensation” represents granted share-based compensation in the form of RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a primarily remote workforce in 2021, and a transition to a hybrid workforce in 2022, and other costs due to the COVID-19 pandemic.

(5)	“Office closures” represents one-time expenses related to closing facilities.

Set forth below is a summary of the adjustments involved in the reconciliation from net income and net income margin, the most directly comparable GAAP financial measures, to adjusted EBITDA and adjusted EBITDA margin for the three months and years ended December 31, 2022 and 2021, broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$3,780	$—	$3,780	$5,558	$—	$5,558
Reorganization and integration costs(2)	1,512	306	1,818	979	1,743	2,722
Acquisition expenses(3)	4	2,094	2,098	38	408	446
Business continuity plan (4)	—	(173)	(173)	162	162	324
Other (income) expense	—	(60)	(60)	—	24	24
Total adjustments to adjusted EBITDA	$5,296	$2,167	$7,463	$6,737	$2,337	$9,074

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.3%	—	2.3%	3.9%	—	3.9%
Reorganization and integration costs(2)	0.9%	0.2%	1.1%	0.7%	1.2%	1.9%
Acquisition expenses(3)	—	1.3%	1.3%	—	0.3%	0.3%
Business continuity plan (4)	—	(0.1)%	(0.1)%	0.1%	0.1%	0.2%
Other (income) expense	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	3.2%	1.4%	4.6%	4.7%	1.6%	6.3%

	Year Ended December 31, 2022			Year Ended December 31, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$13,876	$—	$13,876	$53,637	$—	$53,637
Reorganization and integration costs(2)	4,335	6,083	10,418	5,396	5,420	10,816
Acquisition expenses(3)	—	3,411	3,411	1,441	4,241	5,682
Business continuity plan (4)	(2)	63	61	174	286	460
Office closures(5)	—	—	—	—	167	167
Other (income) expense	—	135	135	—	106	106
Total adjustments to adjusted EBITDA	$18,209	$9,692	$27,901	$60,648	$10,220	$70,868

	Year Ended December 31, 2022			Year Ended December 31, 2021
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.2%	—	2.2%	10.1%	—	10.1%
Reorganization and integration costs(2)	0.7%	1.0%	1.7%	1.0%	1.0%	2.0%
Acquisition expenses(3)	—	0.6%	0.6%	0.2%	0.7%	0.9%
Business continuity plan (4)	—	—	—	—	—	—
Office closures(5)	—	—	—	—	—	—
Other (income) expense	—	—	—	—	—	—
Total adjustments to adjusted EBITDA margin %	2.9%	1.6%	4.5%	11.3%	1.7%	13.0%

(1)

“Share-based compensation” represents granted share-based compensation in the form of RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a primarily remote workforce in 2021, and a transition to a hybrid workforce in 2022, and other costs due to the COVID-19 pandemic.

(5)	“Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income

Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. We prepared adjusted net income to eliminate the effects of items that we do not consider indicative of our core operating performance. We have historically not used adjusted net income for internal management reporting and evaluation purposes; however, we believe that adjusted net income, viewed in addition to, and not in lieu of, our reported GAAP results, provides useful information to investors regarding our performance and overall results of operations for various reasons, including the following:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance;

•

costs associated with acquisitions and related integrations, restructuring and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance; and

•

amortization expense can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; as such, the amortization of intangible assets obtained in acquisitions is not considered a key measure of our operating performance.

Adjusted net income does not purport to be an alternative to net income or cash flows from operating activities. The term adjusted net income is not defined under GAAP, and adjusted net income is not a measure of net income, operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, adjusted net income has limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted net income does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted net income does not reflect changes in, or cash requirements for, working capital needs; and
•	other companies in the financial services industry may calculate adjusted net income differently than we do, limiting its usefulness as a comparative measure.

The schedule set forth below presents the Company’s GAAP results from the Condensed Consolidated Statements of Income (unaudited) for the three months and years ended December 31, 2022 and 2021, with certain line items adjusted for the items described above. Included below is also a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three months and years ended December 31, 2022 and 2021 (unaudited).

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Revenue:
Asset-based revenue	$124,684	$137,533	$534,182	$512,188
Spread-based revenue	33,144	2,055	63,409	8,568
Subscription-based revenue	3,317	3,209	13,020	6,381
Other revenue	2,988	787	7,695	3,162
Total revenue	164,133	143,584	618,306	530,299
Operating expenses:
Asset-based expenses	35,671	40,227	154,100	150,836
Spread-based expenses	4,994	367	8,182	1,427
Adjusted employee compensation(1)	39,182	39,163	148,121	136,052
Adjusted general and operating expenses(1)	23,927	18,874	85,800	65,072
Adjusted professional fees(1)	6,101	6,619	19,951	19,568
Adjusted depreciation and amortization(2)	6,198	5,126	24,153	18,790
Total adjusted operating expenses	116,073	110,376	440,307	391,745
Interest expense	2,313	953	6,520	3,559
Adjusted other (income) expenses, net(1)	(178)	—	(178)	—
Adjusted income before income taxes	45,925	32,255	171,657	134,995
Adjusted provision for income taxes(3)	11,650	7,580	41,198	31,723
Adjusted net income	$34,275	$24,675	$130,459	$103,272
Net income per share attributable to common stockholders:
Adjusted earnings per share(4)	$0.46	$0.33	$1.77	$1.40
Weighted average number of common shares outstanding, diluted(4)	73,943,318	74,746,770	73,872,828	73,947,311

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.
(4)

In Q1 2022, we began using the diluted GAAP shares outstanding given that our restricted stock awards fully vested in 2021 resulting in no material reconciling differences compared to the adjusted diluted common shares outstanding historically used for calculating adjusted earnings per share.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three months and years ended December 31, 2022 and 2021 (unaudited).

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
Reconciliation of Non-GAAP Presentation	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$124,684	$—	$124,684	$137,533	$—	$137,533
Spread-based revenue	33,144	—	33,144	2,055	—	2,055
Subscription-based revenue	3,317	—	3,317	3,209	—	3,209
Other revenue	2,988	—	2,988	787	—	787
Total revenue	164,133	—	164,133	143,584	—	143,584
Operating expenses:
Asset-based expenses	35,671	—	35,671	40,227	—	40,227
Spread-based expenses	4,994	—	4,994	367	—	367
Employee compensation(1)	44,478	(5,296)	39,182	45,901	(6,738)	39,163
General and operating expenses(1)	24,173	(246)	23,927	20,342	(1,468)	18,874
Professional fees(1)	8,082	(1,981)	6,101	7,464	(845)	6,619
Depreciation and amortization(2)	8,008	(1,810)	6,198	8,080	(2,954)	5,126
Total operating expenses	125,406	(9,333)	116,073	122,381	(12,005)	110,376
Interest expense	2,313	—	2,313	953	—	953
Other (income) expenses, net	(238)	60	(178)	24	(24)	—
Income before income taxes	36,652	9,273	45,925	20,226	12,029	32,255
Provision for income taxes(3)	11,059	591	11,650	7,875	(295)	7,580
Net income	$25,593		$34,275	$12,351		$24,675

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.

	Year Ended December 31, 2022			Year Ended December 31, 2021
Reconciliation of Non-GAAP Presentation	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$534,182	$—	$534,182	$512,188	$—	$512,188
Spread-based revenue	63,409	—	63,409	8,568	—	8,568
Subscription-based revenue	13,020	—	13,020	6,381	—	6,381
Other revenue	7,695	—	7,695	3,162	—	3,162
Total revenue	618,306	—	618,306	530,299	—	530,299
Operating expenses:
Asset-based expenses	154,100	—	154,100	150,836	—	150,836
Spread-based expenses	8,182	—	8,182	1,427	—	1,427
Employee compensation(1)	166,330	(18,209)	148,121	196,701	(60,649)	136,052
General and operating expenses(1)	90,122	(4,322)	85,800	72,941	(7,869)	65,072
Professional fees(1)	25,186	(5,235)	19,951	21,813	(2,245)	19,568
Depreciation and amortization(2)	31,149	(6,996)	24,153	37,929	(19,139)	18,790
Total operating expenses	475,069	(34,762)	440,307	481,647	(89,902)	391,745
Interest expense	6,520	—	6,520	3,559	—	3,559
Other (income) expenses, net	(43)	(135)	(178)	106	(106)	—
Income before income taxes	136,760	34,897	171,657	44,987	90,008	134,995
Provision for income taxes(3)	33,499	7,699	41,198	19,316	12,407	31,723
Net income	$103,261		$130,459	$25,671		$103,272

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization, and share-based compensation beginning in 2022.

	Three Months Ended December 31, 2022			Three Months Ended December 31, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$25,593			$12,351
Acquisition-related amortization(1)	$—	$1,810	1,810	$—	$2,954	2,954
Expense adjustments(2)	1,516	2,227	3,743	1,180	2,313	3,493
Share-based compensation	3,780	—	3,780	5,558	—	5,558
Other (income) expense	—	(60)	(60)	—	24	24
Tax effect of adjustments(3)	(1,335)	744	(591)	(277)	572	295
Adjusted net income			$34,275			$24,675

	Year Ended December 31, 2022			Year Ended December 31, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$103,261			$25,671
Acquisition-related amortization(1)	$—	$6,996	6,996	$—	$19,139	19,139
Expense adjustments(2)	4,333	9,557	13,890	7,012	10,114	17,126
Share-based compensation	13,876	—	13,876	53,637	—	53,637
Other (income) expense	—	135	135	—	106	106
Tax effect of adjustments(3)	(4,370)	(3,329)	(7,699)	(1,648)	(10,759)	(12,407)
Adjusted net income			$130,459			$103,272

(1)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)	Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

Contacts

Investors:

Taylor J. Hamilton, CFA

Head of Investor Relations

InvestorRelations@assetmark.com

Media:

Alaina Kleinman

Head of PR & Communications

alaina.kleinman@assetmark.com

SOURCE: AssetMark Financial Holdings, Inc.